EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Quarterly Report on Form 10-Q (the “Form 10-Q”) for the quarter ended March 31, 2010 of Crimson Exploration Inc. (the “Issuer”).  The undersigned hereby certifies that the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:	May 11, 2010
/s/ E. Joseph Grady
Name:	E. Joseph Grady
Title:	Senior Vice President and
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Issuer and will be furnished to the Securities and Exchange Commission, or its staff, upon request.